                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1

                                                                       State of
                                                                    Incorporation or
         Name of Entity                                               Organization
         --------------                                               ------------
America Group Offices, LLC                                              Delaware
America Management Companies, LLC                                       Delaware
AMG - Crockett, LLC                                                     Delaware
AMG - Hilcrest, LLC                                                     Delaware
AMG - Hillside, LLC                                                     Delaware
AMG - Livingston, LLC                                                   Delaware
AMG - Logan, LLC                                                        Delaware
AMG - Southern Tennessee, LLC                                           Delaware
AMG - Trinity, LLC                                                      Delaware
Ashley Valley Medical Center, LLC                                       Delaware
Ashley Valley Physician Practice, LLC                                   Delaware
Athens Physician Practice, LLC                                          Delaware
Athens Regional Medical Center, LLC                                     Delaware
Barrow Medical Center, LLC                                              Delaware
Bartow General Partner, LLC                                             Delaware
Bartow Healthcare System Ltd.                                           Florida
Bartow Memorial Limited Partner, LLC                                    Delaware
Bourbon Community Hospital, LLC                                         Delaware
Bourbon Physician Practice, LLC                                         Delaware
Buffalo Trace Radiation Oncology Associates, LLC                        Kentucky
Castleview Hospital, LLC                                                Delaware
Castleview Medical, LLC                                                 Delaware
Castleview Physician Practice, LLC                                      Delaware
Community Hospital of Andalusia, Inc.                                   Alabama
Community Medical, LLC                                                  Delaware
Crockett Hospital, LLC                                                  Delaware
Crockett PHO, LLC                                                       Delaware
Danville Regional Medical Center, LLC                                   Delaware
Dodge City Healthcare Group, LP                                         Kansas
Dodge City Healthcare Partner, Inc.                                     Kansas
Georgetown Community Hospital, LLC                                      Delaware
Georgetown Rehabilitation, LLC                                          Delaware
Guyan Valley Hospital, LLC                                              Delaware
Halstead Hospital, LLC                                                  Delaware
HCK Logan Memorial, LLC                                                 Delaware
HDP Andalusia, LLC                                                      Delaware
HDP Georgetown, LLC                                                     Delaware
Hillside Hospital, LLC                                                  Delaware
HST Physician Practice, LLC                                             Delaware
HTI Georgetown, LLC                                                     Delaware
HTI PineLake, LLC                                                       Delaware
Integrated Physician Services, LLC                                      Delaware
Kansas Healthcare Management Company, Inc.                              Kansas
Kansas Healthcare Management Services, LLC                              Kansas
Kentucky Hospital, LLC                                                  Delaware
Kentucky Medserv, LLC                                                   Delaware

Kentucky MSO, LLC                                                       Delaware
Kentucky Physician Services, Inc.                                       Kentucky
Lake Cumberland Regional Hospital, LLC                                  Delaware
Lake Cumberland Regional Physician Hospital Organization, LLC           Delaware
Lake Cumberland Surgery Center, LP (57%)                                Delaware
Lakeland Community Hospital, LLC                                        Delaware
Lakeland Physician Practices, LLC                                       Delaware
Lamar Surgery Center, LP (90%)                                          Delaware
Lander Valley Medical Center, LLC                                       Delaware
Lander Valley Physician Practices, LLC                                  Delaware
LHSC, LLC                                                               Delaware
LifePoint Asset Management Company, Inc.                                Delaware
LifePoint Corporate Services, General Partnership                       Delaware
LifePoint CSGP, LLC                                                     Delaware
LifePoint CSLP, LLC                                                     Delaware
LifePoint Holdings 2, LLC                                               Delaware
LifePoint Holdings 3, Inc.                                              Delaware
LifePoint Hospitals Holdings, Inc.                                      Delaware
LifePoint Medical Group - Hillside, Inc.                                Tennessee
LifePoint of GAGP, LLC                                                  Delaware
LifePoint of Georgia, Limited Partnership                               Delaware
LifePoint of Kentucky, LLC                                              Delaware
LifePoint of Lake Cumberland, LLC                                       Delaware
LifePoint RC, Inc.                                                      Delaware
Livingston Regional Hospital, LLC                                       Delaware
Logan General Hospital, LLC                                             Delaware
Logan Healthcare Partner, LLC                                           Delaware
Logan Medical, LLC                                                      Delaware
Logan Memorial Hospital, LLC                                            Delaware
Logan Physician Practice, LLC                                           Delaware
Meadowview Physician Practice, LLC                                      Delaware
Meadowview Regional Medical Center, LLC                                 Delaware
Meadowview Rights, LLC                                                  Delaware
Northwest Medical Center- Winfield, LLC                                 Delaware
NWMC-Winfield Physician Practices, LLC                                  Delaware
PineLake Physician Practice, LLC                                        Delaware
PineLake Regional Hospital, LLC                                         Delaware
Poitras Practice, LLC                                                   Delaware
Putnam Ambulatory Surgery Center, LLC                                   Delaware
Putnam Community Medical Center, LLC                                    Delaware
R. Kendall Brown Practice, LLC                                          Delaware
River Parishes Holdings, LLC                                            Delaware
River Parishes Hospital, LLC                                            Delaware
River Parishes Physician Practice, LLC                                  Delaware
Riverton Memorial Hospital, LLC                                         Delaware
Riverton Physician Practices, LLC                                       Delaware
Riverview Medical Center, LLC                                           Delaware
Russellville Hospital, LLC                                              Delaware
Russellville Physician Practices, LLC                                   Delaware
Select Healthcare, LLC                                                  Delaware
Siletchnik Practice, LLC                                                Delaware
Smith County Memorial Hospital, LLC                                     Delaware
Somerset Surgery Partner, LLC                                           Delaware

Southern Tennessee EMS, LLC                                             Delaware
Southern Tennessee Medical Center, LLC                                  Delaware
Southern Tennessee PHO, LLC                                             Delaware
Spring View Hospital, LLC                                               Delaware
Springhill Medical Center, LLC                                          Delaware
Springhill MOB, LLC                                                     Delaware
Springhill Physician Practice, LLC                                      Delaware
Springhill Physician Practice, LLC                                      Delaware
The MRI Center of Northwest Alabama, LLC                                Delaware
THM Physician Practice, LLC                                             Delaware
Ville Platte Medical Center, LLC                                        Delaware
West Virginia Physician Practice, LLC                                   Delaware
Western Plains Regional Hospital, LLC                                   Delaware
Williamson Memorial Hospital, LLC                                       Delaware
Woodford Hospital, LLC                                                  Delaware
Wyoming Holdings, LLC                                                   Delaware
Wythe County Community Hospital, LLC                                    Delaware




ACQUISITION SUBSIDIARIES:
Lakers Holding Corp.                                                    Delaware
Lakers Acquisition Corp.                                                Delaware
Pacers Acquisition Corp.                                                Delaware
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